Financial Statements
(Unaudited)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2008

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2008

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary (Unaudited)

Inception (July 13, 2004) through September 30, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)					IRR (2)
	2004*	2005	2006	2007	2008**	Inception-to-Date
Special Value Opportunities Fund	1.9%	11.4%	19.5%	4.3%	-15.5%	3.7%
Merrill Lynch US High Yield Index	8.2%	2.8%	11.6%	2.2%	-10.6%	3.0%
Standard & Poor's 500 Index	9.7%	4.9%	15.7%	5.5%	-19.3%	3.0%

* Period from inception (July 13, 2004) through December 31, 2004
** Year to date

Past performance of Special Value Opportunities Fund (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees.

(1) Return on equity (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Communications Equipment Manufacturing	15.7%
Telecom Wireline	10.9%
Motor Vehicle Parts Manufacturing	8.6%
Data Processing, Hosting, and Related Services	8.4%
Plastics Product Manufacturing	7.6%
Activities Related to Credit Intermediation	6.4%
Satellite Telecommunications	5.8%
Alumina and Aluminum Production and Processing	4.3%
Semiconductor and Other Electronic Component Manufacturing	4.1%
Scheduled Air Transportation	3.9%
Cable Service Carriers	3.6%
Offices of Real Estate Agents and Brokers	2.4%
Depository Credit Intermediation	2.0%
Nonferrous Metal (except Aluminum) Production and Processing	2.0%
Clothing Stores	1.5%
Other Amusement and Recreation Industries	1.4%
Industrial Machinery Manufacturing	1.2%
Gambling Industries	1.2%
Motor Vehicle Manufacturing	1.2%
Computer and Peripheral Equipment Manufacturing	1.1%
Management, Scientific, and Technical Consulting Services	0.7%
Electric Power Generation, Transmission and Distribution	0.6%
Sporting Goods, Hobby, and Musical Instrument Stores	0.2%
Home Furnishings Stores	0.2%
Radio and Television Broadcasting	0.1%
Basic Chemical Manufacturing	0.1%
Cash and Cash Equivalents	4.8%

Total	100.0%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2008

Assets
Investments:
Unaffiliated issuers (cost $715,291,169)	$620,354,045
Controlled companies (cost $98,569,061)	62,438,514
Other affiliates (cost $288,919,697)	315,083,369
Total investments (cost $1,102,779,927)	997,875,928

Cash and cash equivalents	50,187,200
Accrued interest income:
Unaffiliated issuers	13,763,218
Controlled companies	63,828
Other affiliates	287,340
Receivable for investment securities sold	25,107,793
Deferred debt issuance costs	3,590,789
Other receivables	1,595,071
Prepaid expenses and other assets	109,873
Total assets	1,092,581,040

Liabilities
Credit facility payable	279,000,000
Unrealized depreciation on swaps and forward contracts	6,842,787
Payable for investment securities purchased	6,072,972
Management and advisory fees payable	1,481,250
Interest payable	304,926
Payable to affiliate	55,403
Accrued expenses and other liabilities	1,999,189
Total liabilities	295,756,527

Preferred Stock
Auction rate money market preferred stock (Series A - E); $25,000/share liquidation preference; 9,520 shares authorized, issued and outstanding	238,000,000
Accumulated dividends on auction rate money market preferred stock	212,291
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	6,005
Total preferred stock	238,418,296

Net assets applicable to common shareholders	$558,406,217

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	674,972,136
Accumulated net investment income	32,123,915
Accumulated net realized losses	(35,191,745)
Accumulated net unrealized depreciation	(113,279,830)
Accumulated dividends to preferred shareholders	(218,296)
Net assets applicable to common shareholders	$558,406,217

Common stock, NAV per share	$15,294.99

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (64.88%)
Bank Debt (55.94%) (1)
Alumina and Aluminum Production and Processing (4.27%)
Revere Industries, LLC, 2nd Lien Term Loan, LIBOR + 12.5%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $49,140,970)	$49,140,970	$44,718,283	4.27%

Basic Chemical Manufacturing (0.06%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13
(Acquired 7/18/06, Amortized Cost $2,742,730)	$2,813,056	622,389	0.06%

Cable Service Carriers (3.59%)
Casema, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $36,894,761) - (Netherlands) (7)	€28,449,939	37,605,971	3.59%

Communications Equipment Manufacturing (11.16%)
Dialogic Corporation, Senior Secured Notes, LIBOR + 10%, due 9/30/10
(Acquired 9/28/06, Amortized Cost $17,581,602) (2)	$17,581,602	18,021,142	1.72%
Dialogic Corporation, Senior Secured Notes, LIBOR + 8%, due 10/6/12
(Acquired 10/5/07, Amortized Cost $6,962,315) (2)	$7,032,641	7,173,294	0.68%
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2), (3)	$6,530,309	6,465,006	0.62%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2), (3)	$28,632,895	28,346,566	2.70%
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2), (3)	$27,638,279	26,740,035	2.55%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $32,039,532)	$34,084,609	30,267,133	2.89%
Total Communications Equipment Manufacturing		117,013,176

Computer and Peripheral Equipment Manufacturing (1.14%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 11/1/07, Amortized Cost $17,525,206)	$19,472,451	11,975,558	1.14%

Data Processing, Hosting, and Related Services (8.13%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4.0%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $15,539,016) (3)	$15,856,139	14,984,051	1.43%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $38,194,665) (3)	$38,776,310	37,225,258	3.55%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $9,711,640)	$9,711,640	9,274,616	0.89%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $24,854,103)	$24,994,597	23,713,624	2.26%
Total Data Processing, Hosting, and Related Services		85,197,549

Electric Power Generation, Transmission and Distribution (0.09%)
La Paloma Generating Company, Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Amortized Cost $2,977,479) (4)	$35,592,323	925,852	0.09%

Management, Scientific, and Technical Consulting Services (0.68%)
Booz Allen Hamilton Mezzanine Loan, 11% Cash + 2% PIK, due 7/31/16
(Acquired 8/1/08, Amortized Cost $7,232,625)	$7,305,682	7,104,775	0.68%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Motor Vehicle Manufacturing (1.25%)
General Motors Corporation, Revolver, LIBOR + 1.75%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 11/8/07, and 12/6/07 Cost $18,317,221)	$20,000,000	$13,081,810	1.25%

Motor Vehicle Parts Manufacturing (0.97%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $5,575,170) (2), (3)	$5,575,170	5,378,183	0.51%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $4,922,849) (2), (3)	$4,922,849	4,818,647	0.46%
Total Motor Vehicle Parts Manufacturing		10,196,830

Offices of Real Estate Agents and Brokers (1.86%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Cost $6,240,417)	$20,000,000	2,606,667	0.25%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 10/9/07, Amortized Cost $11,676,701) (5)	$12,356,297	9,228,609	0.88%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07,10/26/07 and 1/11/08,
Amortized Cost $9,478,161) (6)	$10,242,158	7,649,611	0.73%
Total Offices of Real Estate Agents and Brokers		19,484,887

Plastics Product Manufacturing (2.16%)
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10
(Acquired 12/27/07 and 1/3/08, Amortized Cost $18,018,482) (2), (3), (13)	$18,018,243	15,495,689	1.48%
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10
(Acquired 9/18/08, Amortized Cost $7,032,641) (2), (3), (13)	$7,032,641	7,138,130	0.68%
Total Plastics Product Manufacturing		22,633,819

Radio and Television Broadcasting (0.13%)
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $309,497)	$340,106	289,090	0.03%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $1,169,851)	$1,285,550	1,092,718	0.10%
Total Radio and Television Broadcasting		1,381,808

Satellite Telecommunications (5.18%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/6/06, Amortized Cost $27,255,031) (3)	$27,299,946	25,588,240	2.44%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $29,940,483) (3)	$30,875,205	28,737,097	2.74%
Total Satellite Telecommunications		54,325,337

Scheduled Air Transportation (3.87%)
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N645NW, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $11,320,975)	$11,385,911	11,405,837	1.09%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N646NW, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $11,320,975)	$11,385,911	11,405,837	1.09%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N632NW, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $12,761,697)	$12,700,963	$12,704,138	1.21%
Northwest Airlines, Inc., 1st Preferred Mortgage Loan, N631NW, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $4,875,433)	$5,083,109	5,067,859	0.48%
Total Scheduled Air Transportation		40,583,671

Semiconductor and Other Electronic Component Manufacturing (3.61%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 6.75%, due 12/18/12
(Acquired 7/12/07 and 11/19/07, Amortized Cost $6,839,487)	$7,160,016	6,623,015	0.63%
Isola USA Corporation, 2nd Lien Term Loan, LIBOR + 11%, due 12/18/13
(Acquired 12/21/06, 4/16/07 and 5/22/07, Amortized Cost $34,747,512)	$35,866,469	31,203,828	2.98%
Total Semiconductor and Other Electronic Component Manufacturing		37,826,843

Telecom Wireline (7.79%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
LIBOR + 6.25% Cash + 1% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,166,592)	$1,544,407	926,644	0.09%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $14,527,605)	$14,527,605	13,438,035	1.28%
Hawaiian Telcom Communications Inc., Revolver, LIBOR + 2.25%, due 4/30/12
(Acquired 5/9/08 and 5/16/08, Cost $(1,058,060))	$5,210,440	(1,406,819)	(0.13)%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/5/07, Amortized Cost $13,924,310)	$14,504,490	12,908,996	1.23%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/5/07 and 4/2/08, Amortized Cost $29,307,769)	$30,138,248	23,809,216	2.27%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/1/07, Amortized Cost $18,984,780)	$19,521,624	16,398,164	1.56%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $13,074,082)	$13,074,082	12,145,822	1.16%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $3,623,753) - (Netherlands) (7)	€2,640,087	3,413,476	0.33%
Total Telecom Wireline		81,633,534

Total Bank Debt (Cost $635,479,564)		586,312,092

Other Corporate Debt Securities (8.94%)
Gambling Industries (1.20%)
Harrah's Operating Company Inc., Senior Notes, 10.75%, due 2/1/16	$21,918,000	11,397,360	1.09%
Harrah's Operating Company Inc., Senior Notes, 5.375%, due 12/15/13	$3,360,000	1,129,229	0.11%
Total Gambling Industries		12,526,589

Home Furnishings Stores (0.17%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$6,591,000	1,837,637	0.17%

Industrial Machinery Manufacturing (1.05%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $11,428,365) (8)	$13,347,000	11,051,316	1.05%

Nonferrous Metal (except Aluminum) Production and Processing (0.38%)
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11
(Acquired 7/15/04 and 7/19/04, Amortized Cost $4,401,270) (2), (8)	$3,940,000	3,938,424	0.38%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (0.48%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$8,430,000	$3,223,210	0.31%
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$4,044,000	1,829,910	0.17%
Total Offices of Real Estate Agents and Brokers		5,053,120

Other Amusement and Recreation Industries (1.41%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14.0% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/1/07, Amortized Cost $37,793687) (8)	$36,979,333	14,791,733	1.41%

Plastics Product Manufacturing (1.29%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$15,847,000	11,397,796	1.09%
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (2), (4), (8)	$16,527,000	2,109,837	0.20%
Total Plastics Product Manufacturing		13,507,633

Sporting Goods, Hobby, and Musical Instrument Stores (0.24%)
Michaels Stores, Inc., Senior Unsecured Notes, 10%, due 11/1/14	$4,032,000	2,540,160	0.24%

Telecom Wireline (2.72%)
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $33,564,964) - (Netherlands) (7)	€24,147,912	28,473,965	2.72%

Total Other Corporate Debt Securities (Cost $156,285,380)		93,720,577

Total Debt Securities (Cost $791,764,944)		680,032,669

Equity Securities (30.33%)
Activities Related to Credit Intermediation (6.41%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (4), (8), (9)	52,744.807	57,096,254	5.45%
Online Resources Corporation, Common Stock (2), (4), (9), (11)	1,302,445	10,119,998	0.96%
Total Activities Related to Credit Intermediation		67,216,252

Basic Chemical Manufacturing (0.07%)
THL Hawkeye Equity Investors, LP Interest
(Acquired 7/25/06, Cost $5,344,815) (4), (8)	5,626,113	682,166	0.07%

Clothing Stores (1.50%)
Stage Stores Inc., Common Stock	1,148,948	15,694,630	1.50%

Communications Equipment Manufacturing (4.56%)
Dialogic Corporation, Class A Convertible Preferred Stock
(Acquired 9/28/06, Cost $7,032,638) (2), (4), (8)	7,197,769	7,449,691	0.71%
Enterasys Networks, Inc., Series A Convertible Preferred Stock
(Acquired 3/1/06 and 11/7/06, Cost $24,613,227) (2), (3), (4), (8), (9)	24,613.227	36,796,774	3.51%
Enterasys Networks, Inc., Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (3), (4), (8), (9)	4,369.871	3,517,746	0.34%
Total Communications Equipment Manufacturing		47,764,211

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.30%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Amortized Cost $1,615,439) (4), (8), (10)	1,680,056	$3,007,301	0.29%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Amortized Cost $64,618) (4), (8), (10)	67,203	120,292	0.01%
Total Data Processing, Hosting and Related Services		3,127,593

Depository Credit Intermediation (1.97%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $19,111,941) (4), (8)	19,111,941	20,621,893	1.97%

Electric Power Generation, Transmission and Distribution (0.55%)
Mach Gen, LLC, Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $1,442,223) (4), (8)	8,012	5,074,000	0.48%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $597,390) (4), (8)	3,236	728,100	0.07%
Total Electric Power Generation, Transmission and Distribution		5,802,100

Industrial Machinery Manufacturing (0.13%)
GSI Group, Inc., Warrants to Purchase Common Shares
(Acquired 8/20/08, Amortized Cost $1,949,763) (4), (8)	373,876	1,316,043	0.13%

Motor Vehicle Parts Manufacturing (7.60%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $47,302,876) (2), (3), (4), (8), (9), (12)	2,561,000	79,608,685	7.60%

Nonferrous Metal (except Aluminum) Production and Processing (1.67%)
International Wire Group, Inc., Common Stock
(Acquired 7/15/04 and 7/19/04, Cost $9,581,477) (2), (4), (8), (9)	637,171	17,503,087	1.67%

Plastics Product Manufacturing (4.12%)
Pliant Corporation, Common Stock
(Acquired 7/19/06, Cost $215) (4), (8), (14)	515	515	–
Pliant Corporation, 13%, PIK Preferred Stock	8,379	3,406,270	0.32%
Radnor Holdings, Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (2), (4), (8), (9)	18,656,037	–	–
Radnor Holdings, Common Stock
(Acquired 7/31/06, Cost $141,356) (2), (4), (8), (9)	70	–	–
Radnor Holdings, Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (2), (4), (8), (9)	724	–	–
Radnor Holdings, Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (8), (9)	1	–	–
Radnor Holdings, Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (2), (4), (8), (9)	1	–	–
WinCup, Inc., Common Stock
(Acquired 11/29/06, Cost $73,517,938) (2), (3), (4), (8), (13)	73,517,938	39,804,695	3.80%
Total Plastics Product Manufacturing		43,211,480

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Satellite Telecommunications (0.60%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $1,205,976) (3), (4), (8)	92,980	$6,329,149	0.60%

Semiconductor and Other Electronic Component Manufacturing (0.49%)
TPG Hattrick Holdco, LLC, Common Units
(Acquired 4/21/06, Cost $3,829,068) (4), (8)	2,296,747	5,144,713	0.49%

Telecom Wireline (0.36%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/30/07, Cost $5,780,030) - (Cayman Islands) (4), (7), (8)	4,215,000	3,821,257	0.36%

Total Equity Securities (Cost $311,014,983)		317,843,259

Total Investments (Cost $1,102,779,927) (15)		997,875,928

Cash and Cash Equivalents (4.79%)
General Electric Capital Corporation, Commercial Paper, 2.25%, due 10/7/08	$19,000,000	18,992,875	1.81%
Toyota Motor Credit Corporation, Commercial Paper, 2%, due 10/1/08	$4,000,000	4,000,000	0.38%
Wells Fargo, Overnight Repurchase Agreement, 0.55%,
Collateralized by FHLB Discount Notes	$6,981,453	6,981,453	0.67%
Cash Denominated in Foreign Currencies (Cost $616,068)	€444,686	626,652	0.06%
Cash Held on Account at Various Institutions	$19,586,220	19,586,220	1.87%
Total Cash and Cash Equivalents		50,187,200

Total Cash and Investments		$1,048,063,128	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Priced by an independent third party pricing service.

(4)	Non-income producing security.

(5)	On 10/9/07, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 77.598.

(6)	On 10/26/07 and 1/11/08, the Company held Realogy Corporation Senior Subordinated Notes, 12.375%, due 4/15/15, priced at 73 and 58.227, respectively.

(7)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(8)	Restricted security.

(9)	Investment is not a controlling position.

(10)	Priced by the investment manager.

(11)	Priced at NASDAQ closing price.

(12)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(13)	Issuer is a controlled company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2008

Notes to Statement of Investments (continued)

(14)
The Company may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

(15)	Includes investments with an aggregate market value of $45,503,287 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $205,664,709 and $271,810,468 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities and bank debt as of September 30, 2008 was $906,825,763 or 86.52% of total cash and investments of the Company.

Forward contracts and swaps at September 30, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expires 9/15/09	$823,105	$(60,676)
Euro/US Dollar Forward Currency Contract, Expires 2/1/10	$1,373,768	(75,977)
Total Forward Contracts		(136,653)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 9/13/16	$36,243,909	(4,957,147)
Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$31,096,999	(1,748,987)
Total Swaps		(6,706,134)

Total Forward Contracts and Swaps		$(6,842,787)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2008

Investment income
Interest income:
Unaffiliated issuers	$60,749,424
Controlled companies	1,357,918
Other affiliates	12,573,050
Accretion of original issue discount
Dividend income - unaffiliated issuers	876,947
Other income - unaffiliated issuers	473,094
Other income - affiliates	1,395,300
Total investment income	77,425,733

Operating expenses
Management and advisory fees	13,331,250
Interest expense	7,851,748
Credit enhancement fees	1,880,022
Commitment fees	1,431,022
Amortization of deferred debt issuance costs	712,437
APS brokerage fees	374,399
Legal fees, professional fees and due diligence expenses	283,264
Insurance expense	152,981
Director fees	132,750
Custody fees	126,308
Other operating expenses	642,756
Total expenses	26,918,937

Net investment income	50,506,796

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(34,078,057)
Investments in securities of affiliates	(142,059)
Foreign currency transactions	2,666,367
Net realized loss	(31,553,749)

Net change in net unrealized/depreciation on:
Investments	(110,022,686)
Foreign currency	(1,579,825)
Net change in unrealized/depreciation	(111,602,511)
Net realized and unrealized loss	(143,156,260)

Distributions to preferred shareholders	(13,297,338)
Net change in reserve for distributions to preferred shareholders	2,196,520

Net decrease in net assets applicable to common shareholders resulting from operations	$(103,750,282)

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months
	Ended
	September 30, 2008
	(Unaudited)	2007

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$669,156,499	$758,709,428

Net investment income	50,506,796	80,726,628
Net realized gain (loss) on investments and foreign currency	(31,553,749)	67,239,558
Net change in unrealized appreciation/depreciation on investments and foreign currency	(111,602,511)	(101,173,994)
Distributions to preferred shareholders from net investment income	(13,297,338)	(5,787,604)
Distributions to preferred shareholders from net realized gains on investments	-	(6,453,556)
Net change in reserve for distributions to preferred shareholders	2,196,520	(1,903,961)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(103,750,282)	32,647,071

Distributions to common shareholders from:
Net investment income	(7,000,000)	(57,776,001)
Net realized gains on investments	-	(64,423,999)
Total distributions to common shareholders	(7,000,000)	(122,200,000)

Net assets applicable to common shareholders, end of period (including undistributed net investment income of $32,123,915 and $1,914,457, respectively)	$558,406,217	$669,156,499

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(103,750,282)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	31,553,749
Net change in unrealized depreciation on investments	110,022,686
Distributions paid to preferred shareholders	13,297,338
Decrease in reserve for distributions to preferred shareholders	(2,196,520)
Accretion of original issue discount	(401,625)
Net accretion of market discount/premium	(1,406,827)
Income from paid in-kind capitalization	(16,867,060)
Amortization of deferred debt issuance costs	712,437
Changes in assets and liabilities:
Purchases of investment securities	(188,797,649)
Proceeds from sales, maturities and paydowns of investment securities	271,810,468
Increase in accrued interest income - unaffiliated issuers	(3,618,209)
Increase in accrued interest income - controlled companies	(53,062)
Increase in accrued interest income - other affiliates	(150,574)
Increase in other receivables	(1,510,279)
Increase in receivable for investment securities sold	(8,293,616)
Decrease in prepaid expenses and other assets	184,042
Decrease in payable for investment securities purchased	(17,765,842)
Decrease in performance fees payable	(2,206,925)
Decrease in interest payable	(566,623)
Decrease in payable to affiliate	(47,501)
Increase in accrued expenses and other liabilities	586,595
Net cash provided by operating activities	80,534,721

Financing activities
Proceeds from draws on credit facility	198,000,000
Principal repayments on credit facility	(274,000,000)
Distributions paid to common shareholders	(7,000,000)
Distributions paid to preferred shareholders	(13,297,338)
Net cash used in financing activities	(96,297,338)

Net decrease in cash and cash equivalents	(15,762,617)
Cash and cash equivalents at beginning of period	65,949,817
Cash and cash equivalents at end of period	$50,187,200

Supplemental disclosure
Interest payments	$8,418,371

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2008

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. The Company, TCP, and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of common equity, $238 million of auction-rate preferred shares (“APS”), $473 million under a senior secured revolving credit facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of these investments are included in the collateral for the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the APS and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

1. Organization and Nature of Operations (continued)

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Company’s operating agreement prohibits the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Auction-Rate Preferred Capital

At September 30, 2008, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30 2008, the Company was in full compliance with such requirements.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2008, the results of its operations and cash flows for the nine months ended September 30, 2008, and the changes in net assets for the nine months ended September 30, 2008 and for year ended December 31, 2007. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2008, all but 2.8% of the investments of the Company were valued based on prices from a recognized exchange or market quotation system, a nationally recognized pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange or market quotation system nor priced by broker-dealers or a pricing service (“Unquoted Investments”) are valued by a third-party valuation service or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors, with such fair valuations subject to their approval. Fair value is generally defined as the amount for which an investment could be sold in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At September 30, 2008, the investments of the Company were categorized as follows:

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$25,814,628
2	Other observable market inputs*	261,722,967
3	Independent third-party pricing sources that employ significant unobservable inputs	683,890,071
3	Internal valuations with significant unobservable inputs	26,448,262

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$470,862,704	$21,701,701
Net realized and unrealized gains (losses)	(70,515,024)	(1,418,337)
Net acquisitions and dispositions	(39,267,336)	6,164,898
Net transfers in/out of category	322,809,727	-
Ending balance	$683,890,071	$26,448,262

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(68,550,231)	$(1,418,337)

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2008, the Company had foreign currency denominated investments with an aggregate market value of approximately 7.4% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. As such, foreign investment positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign investment transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency depreciation of $4,622,407 was included in net unrealized depreciation on investments at September 30, 2008.

Securities and bank debt of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities and bank debt of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into several swaps and forward currency transactions. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Valuations of swaps and forward currency transactions at September 30, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(6,842,787)

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments and notes for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded upon disposition to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. As of September 30, 2008, the Company had distributed $224,000,000 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2008, all tax years since January 1, 2005 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2008 were as follows:

Unrealized appreciation	$77,378,957
Unrealized depreciation	(189,125,743)
Net unrealized depreciation	$(111,746,786)

Cost	$1,102,779,927

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Company’s financial statements.

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders in an amount equal to a 8% annual weighted-average return on common shareholders’ undistributed contributed equity, and a subsequent catch-up payment to the Investment Manager until cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

3. Distributions and Performance Fees (continued)

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008. Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS. APS rates averaged 6.13% during the nine months ended September 30, 2008.

The Series Z share dividend rate is fixed at 4% per annum.

4. Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital during the nine months ended September, 2008 is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period.

Advances under the Senior Facility bear interest, at either (i) the Eurodollar Rate or Commercial Paper Rate plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, short- term advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

5. Senior Secured Revolving Credit Facility (continued)

In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.30%, on the Senior Facility, or $470,044 per quarter when the average outstanding borrowings during such quarter are less than $354,750,000, subject to certain ramp-up provisions.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of September 30, 2008.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

7. Preferred Capital (continued)

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

8.  Financial Highlights

	Nine Months
	Ended September 30,	December 31,
	2008
	(Unaudited)	2007	2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$18,328.49	$20,781.38	$19,282.86	$18,013.01	$17,382.68

Investment operations:
Net investment income (loss) (3)	1,383.40	2,211.14	1,290.12	126.46	(1,009.58)
Net realized and unrealized gain (loss)	(3,921.11)	(929.48)	2,597.58	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(364.22)	(158.52)	(224.32)	(132.75)	-
Realized gains	-	(176.77)	(118.71)	(59.64)	-
Returns of capital	-	-	-	-	(50.38)
Net change in reserve for distributions to preferred shareholders	60.16	(52.15)	(7.47)	125.73	(133.94)
Total from investment operations	(2,841.77)	894.22	3,537.20	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(191.73)	(1,582.51)	(1,242.62)	(397.82)	(267.93)
Net realized gains on investments	-	(1,764.60)	(716.69)	(255.41)	-
Returns of capital	-	-	(79.37)	(370.69)	-
Total distributions to common shareholders	(191.73)	(3,347.11)	(2,038.68)	(1,023.92)	(267.93)

Net asset value, end of period	$15,294.99	$18,328.49	$20,781.38	$19,282.86	$18,013.01

Return on invested assets (4), (5)	(5.8)%	8.1%	21.4%	19.8%	14.1%

Gross return to common shareholders (4)	(15.5)%	5.2%	24.8%	14.3%	2.7%
Less: performance fee (4)	-	(0.9)%	(5.3)%	(2.9)%	(0.8)%
Return to common shareholders (4), (6)	(15.5)%	4.3%	19.5%	11.4%	1.9%

Ratios and Supplemental Data
Ending net assets applicable to common shareholders	$558,406,217	$669,156,499	$758,709,428	$432,087,444	$235,307,573
Net investment income (loss) / average common equity (7), (8)	11.2%	11.0%	6.7%	0.9%	(8.7)%

Expenses / average common equity
Operating expenses (7), (8)	6.0%	6.1%	6.1%	8.3%	17.3%
Performance fees (4)	-	1.1%	4.2%	3.6%	-
Total expenses / average common equity	6.0%	7.2%	10.3%	11.9%	17.3%

Portfolio turnover rate (4)	18.7%	55.3%	28.8%	31.6%	17.8%
Weighted-average debt outstanding	$286,051,095	$355,287,671	$274,723,288	$57,356,164	$7,389,535
Weighted-average interest rate	3.6%	5.8%	5.7%	4.2%	2.4%
Weighted-average number of shares	36,509	36,509	32,368	17,097	8,737
Average debt per share	$7,835.06	$9,731.48	$8,487.50	$3,354.75	$845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2008

8. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2008

Return on common equity (6)	4.4%
Return on invested assets (5)	13.2%
Internal rate of return (9)	3.7%

(1)	The first year of fund operations, 2004, was a partial year. The Company commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)
Returns (net of dividends to preferred shareholders and Company expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company was ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Company at net asset value as of the balance sheet date.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Nine Months Ended September 30, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$89,679,818	$-	$-	$79,608,685
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	9,405,278	-	3,539,177	5,378,183
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	5,015,152	-		4,818,647
Dialogic Corporation, Senior Secured Note, LIBOR + 10%, due 9/30/10	48,203,479	-	24,336,102	18,021,142
Dialogic Corporation, Senior Secured Note, LIBOR + 8%, due 10/6/12	24,958,843	-	20,882,372	7,173,294
Dialogic Corporation, Class A Convertible Preferred Stock	12,955,984	-	-	7,449,691
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR + 9.25%, due 2/22/11	6,432,354	-	-	6,465,006
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11	28,203,402	-	-	28,346,566
Enterasys Networks, Inc., Mezzanine Term Loan, LIBOR + 9.166%, due 2/22/11	26,256,365	-	-	26,740,035
Enterasys Networks, Inc., Series A Convertible Preferred Stock	29,966,604	-	-	36,796,774
Enterasys Networks, Inc., Series B Convertible Preferred Stock	3,452,198	-	-	3,517,746
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11	4,028,650	-	-	3,938,424
International Wire Group, Inc., Common Stock	14,177,055	-	-	17,503,087
Online Resources Corporation, Series A-1 Convertible Preferred Stock	60,883,331	-	-	57,096,254
Online Resources Corporation, Common Stock	15,525,144	-	-	10,119,998
Radnor Holdings Corporation, Senior Secured C Notes LIBOR + 7.25%, due 9/15/09	2,109,837	-	-	2,109,837
Radnor Holdings Corporation, Series A Convertible Preferred Stock	-	-	-	-
Radnor Holdings, Common Stock	-	-	-	-
Radnor Holdings, Non-Voting Common Stock	-	-	-	-
Radnor Holdings, Warrants for Common Stock	-	-	-	-
Radnor Holdings, Warrants for Non-Voting Common Stock	-	-	-	-
WinCup, Inc., Common Stock	68,499,591	-	-	39,804,695
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	-	7,032,641		7,138,130
TR Acquisition Holdings, LLC, 10% PIK, due 5/31/10	9,374,742	7,879,834	-	15,495,689

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.